Exhibit 10.16
FORM OF
DEALER-MANAGER AGREEMENT
Guaranty Financial Group Inc.
June [•], 2008
keefe, bruyette & woods, inc.
787 Seventh Avenue, 5th Floor
New York, New York 10019
Attention: Craig R. McMahen
Ladies and Gentlemen:
     1. The Rights Offering. (a) Guaranty Financial Group Inc. (the “Company”), proposes to issue to holders of record, as of 5:00 p.m. New York City time on June [•], 2008 (the “Record Date”), of its issued and outstanding shares of common stock, par value $1.00 per share (“Shares”), certain non-transferable rights (“Rights”) to subscribe for and purchase Shares (the “Rights Offering”). Each holder of Shares will receive one Right for each whole Share held on the Record Date. Each Right will entitle the holder thereof (a “Rightholder”) to subscribe for and purchase [•] Shares at a subscription price of $[•] per whole Share (the “Basic Subscription Right”). Rightholders who exercise their Rights in full may subscribe for additional Shares, if available, at a price equal to the Subscription Price for each additional Share (the “Over-Subscription Privilege”). The term Rights Offering shall not include any subsequent underwritten public offering of any Share that are not subscribed for by Rightholders pursuant to the Basic Subscription Right or the Over-Subscription Privilege.
     (b) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-150558) under the Securities Act of 1933 (as amended and including the rules and regulations thereunder, the “Securities Act”), and has filed such amendments to such registration statement on Form S-1, if any, as may have been required prior to the date hereof. The Company will prepare and file such additional amendments thereto as may hereafter be required. The registration statement has become effective and a prospectus containing certain information omitted, if any, at the time of effectiveness pursuant to Rule 430A of the Securities Act will be promptly filed by the Company following effectiveness of such registration statement. The term “Registration Statement,” as used herein, means the registration statement, as amended and supplemented and including all financial statements and all exhibits and documents incorporated therein by reference, at the time it became effective and as amended by any post effective amendment thereto), including the information, if any, omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Securities Act and contained in the Prospectus referred to below. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and in accordance with the time limits described in Rule 424(b) under the Securities Act. Any reference herein to the “Prospectus” shall be deemed to include any supplements or amendments thereto filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Securities Act and prior to the termination of the Rights Offering by the Company. The term “Offering Materials” shall refer to (i) the Registration Statement, (ii) the Prospectus, (iii) the letters to beneficial owners of Shares, forms used to exercise rights, any letters from the Company to securities dealers, commercial banks and other nominees and (iv) any newspaper announcements, press releases and other offering materials and information in connection with the Rights Offering.
     2. Appointment as Dealer-Manager. The Company hereby engages Keefe, Bruyette & Woods, Inc. (“you” or “KBW”) as financial advisor and sole dealer-manager (the “Dealer-Manager”) in connection with the Rights Offering, and authorizes KBW to act as such on its behalf in connection with the Rights Offering, in accordance with this Dealer-Manager Agreement (this “Agreement”). The Company will not employ any other financial advisors, brokers, dealers or underwriters in connection with the Rights Offering without KBW’s prior written consent, which consent may be withheld in KBW’s discretion. On the basis of the representations and warranties and agreements of the Company contained in this Agreement and subject to and in accordance with the terms and conditions hereof, KBW agrees that as Dealer-Manager it will, in accordance with its customary practice and to the extent requested by the Company, use its commercially reasonable efforts to (a) advise and assist the Company in soliciting the exercise of the Rights held by Rightholders for subscriptions for Shares, and (b) provide the Advisory Services (defined below) in connection with the Rights Offering. The term “Advisory Services” means (i) advising on pricing, and other terms and conditions of the Rights Offering, including transferability and oversubscription rights and limits, (ii) providing guidance on general market conditions and their impact on the Rights Offering, and (iii) assisting the Company in drafting a presentation that may be used to market the Rights Offering to existing and potential investors, describing the proposed capital raising, Company history and performance to date, track records of key executives, highlights of the Company’s business plan and intended use of proceeds. For the avoidance of doubt and notwithstanding anything that may be to the contrary in this Agreement, the Company and KBW hereby agree that KBW will not underwrite the Rights Offering, KBW has no obligation to act, and will not act, in any capacity as an underwriter in connection with the Rights Offering and KBW has no obligation to purchase or procure purchases of the common stock offered in connection with the Rights Offering, other than as may be subsequently agreed to in a written underwriting agreement between the Company and KBW with respect to any underwritten public offering of Shares following the Rights Offering. The Company agrees that it will not hold the Dealer-Manager liable or responsible for the failure of the Rights Offering in the event that the Rights Offering is not successfully consummated for any reason.
     3. No Liability for Acts of Brokers, Dealers, Banks, Trust Companies, Nominees and Others. You shall not be subject to any loss, claim, damage, liability or expense owed to the Company or any of the Company’s affiliates or subsidiaries for any act or omission on the part of any broker or dealer in securities (other than yourself), bank, trust company, nominee or any other person, and you shall not be liable for your own acts or omissions in performing your obligations in connection with the Rights Offering, except for any losses, claims, damages, liabilities and expenses determined in a final judgment by a court of competent jurisdiction to have primarily resulted from (and only to the extent primarily resulting from) gross negligence or willful misconduct committed by you. In assisting the Company in soliciting the exercise of Rights to subscribe for Shares, we acknowledge that you are and will be acting as independent contractor and shall not be deemed to be acting as the agent of the Company or as the agent of any broker, dealer, bank, trust company, nominee or other person, and no broker, dealer, bank, trust company, nominee or other person shall be deemed to be acting as your agent or as the agent of the Company; provided, however, that the Company hereby authorizes you to act as the Company’s agent in making the Rights Offering to residents of such states of the United States as to which such agent designation may be necessary to comply with applicable securities laws.
     4. The Offering Materials; Withdrawal; Commencement. (a) The Company hereby (i) agrees to furnish you with as many copies as you may reasonably request of the Offering Materials, (ii) authorizes you to use copies of the Offering Materials in connection with the Rights Offering in accordance with the terms of this Agreement and (iii) acknowledges that the Offering Materials have been and will be prepared and approved by the Company and are the Company’s sole responsibility with respect to their accuracy and completeness, other than information relating to you furnished in writing by you to the Company expressly for use therein. The Company recognizes that the Dealer-Manager assumes no responsibility for accuracy, completeness of reasonableness of the information in the Offering Materials or any responsibility for independently verifying the same. The Company authorizes you, in accordance with customary industry practice, to communicate generally regarding the Rights Offering with Rightholders, and their authorized agents and representatives. However, you hereby agree that you will not disseminate any substantive written material in connection with the solicitation of the exercise of Rights pursuant to the Offering other than the Offering Materials, and that you will not make any statements in connection with such solicitation, other than statements that are set forth in or consistent with the Offering Materials or except as authorized in advance by the Company.
     (b) The Company hereby represents and agrees that no solicitation material apart from the Registration Statement will be used by it in connection with the Rights Offering or filed with the Commission or any federal, state or local governmental or regulatory authority by or on behalf of the Company without your prior approval, which approval may not be unreasonably delayed, withheld or denied. In the event that (i) the Company uses or permits the use of any such solicitation material in connection with the Rights Offering or files any such solicitation material with the Commission or any such federal, state or local governmental or regulatory authority without your prior approval (unless your prior approval has been unreasonably delayed, withheld or denied), (ii) the Company withdraws, terminates, rescinds or cancels the Rights Offering or (iii) at any time, you shall reasonably determine, in consultation with your legal counsel, that any condition set forth in Section 8 shall not be satisfied, then you (A) shall be entitled to withdraw as Dealer-Manager in connection with the Rights Offering without any liability or penalty to you therefor, (B) shall be entitled promptly to receive the payment of all fees and expenses payable hereunder which have accrued to the date of your withdrawal or which otherwise thereafter become payable and (C) shall continue to be entitled to the indemnification and contribution provisions of Section 10.

     (c) The Company hereby confirms that it intends to commence the Rights Offering on June [•], 2008 by publicly announcing such commencement and by using its commercially reasonable efforts to distribute and/or mail, or to cause to be distributed and/or mailed on its behalf, copies of the Prospectus and certain other offering materials described in part (iii) of the definition of Offering Materials to each holder of record of the Shares as of the Record Date. The Rights Offering is currently scheduled to expire on June [•], 2008.
     5. Compensation. In accordance with the engagement letter agreement regarding a potential rights offering previously entered into between the Company and KBW, dated April 1, 2008 (the “Engagement Letter”), the Company agrees to pay you: (i) in consideration of the Advisory Services to be performed by you hereunder, a cash fee equal to      % of the gross purchase price of the Shares sold by the Company to Rightholders pursuant to the exercise of the Rights, and (ii) in consideration of your actions as Dealer Manger hereunder, a cash fee equal to      % of the gross purchase price of Shares sold in the Rights offering pursuant to the exercise of Rights by Rightholders of the Company. All payments to be made by the Company pursuant to this Section 5 shall be made at the closing and consummation of the subscriptions for Shares pursuant to the exercise of Rights (the “Closing Date”), as applicable.
     6. Shareholder Lists; the Depositary; the Information Agent. (a) The Company will arrange promptly (and in any event no later than one business day prior to the Commencement Date (as defined below)) for you to be provided with cards or lists that set forth the names and addresses of, and the number of Shares held by, each record and beneficial holder of Shares as of the Record Date, and the Company will cause you to be advised from day to day during the period of the Rights Offering regarding the status of elections to exercise Rights. In addition, the Company hereby authorizes you to communicate with the Subscription Agent and Information Agent (both defined below) and any registrar and/or transfer agent with respect to matters relating to the Rights Offering.
     (b) The Company (i) has arranged for Computershare Trust Company to serve as subscription agent in connection with the Rights Offering (the “Subscription Agent”), (ii) will arrange for the Subscription Agent to advise you regularly as to such matters as you may reasonably request, including the number of Rights that have been exercised, and (iii) will arrange for the Subscription Agent to be responsible for receiving subscription funds paid by Rightholders.
     (c) The Company has arranged for D.F. King & Co, Inc. to serve as information agent in connection with the Rights Offering (the “Information Agent”) and to perform services in connection with the Rights Offering that are customary for an information agent.
     7. Representations and Warranties of the Company. In addition to the other representations and warranties made by the Company in this Agreement, the Company represents and warrants to you, and agrees with you, that as of the date hereof, the date and time of the commencement of the Rights Offering (the “Commencement Date”), the date and time of the expiration of the Rights as set forth in the Prospectus (as it may be extended as provided in the Prospectus, the “Expiration Date”) and the Closing Date:

     (a) Registration Statement and Prospectuses. At the time the Registration Statement became effective, it complied, and the Prospectus, as of the Commencement Date, the Expiration Date and the Closing Date, complied or will comply, as the case may be, in all material respects with the requirements of the Securities Act; the Registration Statement, when it became effective, and any supplement or amendment thereto, as of its effective date, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and the Offering Materials (excluding the Registration Statement), and any amendments or supplements thereto, as of their respective dates, and at all times from the Commencement Date through the Closing Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The agreements and documents described in the Registration Statement and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement or the Prospectus, or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. The documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-1 under the Securities Act, when they become effective or at the time they are filed with the Commission, as the case may be, will comply in all material respects with the applicable provisions of the Exchange Act.
     (b) Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority or limited liability company power and authority to own its properties and conduct its businesses as described in the Registration Statement and the Prospectus; and it is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, results of operations or cash flow of the Company (a “Material Adverse Effect”).
     (c) Due Authorization. The Company has all requisite corporate power and authority to execute and deliver this Agreement, and, at the time it is executed, will have all requisite corporate power and authority to make and consummate the Rights Offering and the other transactions contemplated by the Registration Statement and the Prospectus, including the issuance of the Rights and the issuance and sale of the Shares subscribed for by Rightholders (collectively, the “Transactions”); and all necessary action has been duly taken by the Company to authorize the execution, delivery, performance, making and consummation, as the case may be, of the Transactions. This Agreement has been duly authorized, executed and delivered on behalf of the Company and is a valid and binding agreement of the Company and, assuming that this Agreement is the valid and binding obligation of KBW, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights, (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

     (d) Compliance with Law. The execution, delivery, performance, making and consummation, as the case may be, of the Transactions will comply in all material respects with (i) all applicable requirements of law, (ii) any applicable regulations of any governmental or regulatory agency or authority, including, without limitation, those of the Commission, (iii) any court order, decree or judgment and (iv) any other applicable rules, regulations and procedures, including those of the New York Stock Exchange (the “NYSE”), The Depository Trust Company and the Subscription Agent. No consent, authorization or approval of, or filing, exemption, registration, qualification or other action with, any governmental or regulatory agency or authority, federal, state or local, is required in connection with the entering into, the performance, the making and the consummation, as the case may be, of the Transactions, except such as are required to be and have been obtained or made by the Company and are in full force and effect as of the Commencement Date, the Expiration Date and the Closing Date, as applicable.
     (e) Non-contravention. The execution, delivery, performance, making and consummation, as the case may be, of this Agreement and the Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (with or without due notice or lapse of time, or both as the case may be) under, (i) the certificate of incorporation or by-laws of the Company or any of its subsidiaries, (ii) any material loan or credit agreement, indenture, mortgage, note or other agreement or instrument or any judgment, order or decree to which the Company or any of its subsidiaries is a party or subject to or by which the Company or any of its subsidiaries or assets or properties is bound or (iii) any law, rule or regulation, or any order of any court or any other governmental agency or instrumentality having jurisdiction over the Company or any of its affiliates, except, with respect to (ii) and (iii), to the extent that such conflict, breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in breach or material violation of or in default (with or without due notice or lapse of time, or both as the case may be) under, (i) the certificate of incorporation or by-laws of the Company or any of its subsidiaries, (ii) any material loan or credit agreement, indenture, mortgage, note or other agreement or instrument or any judgment, order or decree to which the Company or any of its subsidiaries is a party or subject to or by which the Company or any of its subsidiaries or assets or properties is bound or (iii) any law, rule or regulation, or any order of any court or any other governmental agency or instrumentality having jurisdiction over the Company or any of its affiliates, except, with respect to (ii) and (iii), to the extent that such conflict, breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect.
     (f) Subsidiaries. The Company owns, directly or indirectly, all of the issued and outstanding capital equity of each of its subsidiaries. Except as would not, individually or in the aggregate, have a Material Adverse Effect, each subsidiary of the Company has been duly formed or incorporated and is validly existing as a limited liability company, business trust or corporation in good standing under the laws of the jurisdiction of its formation or incorporation, with full limited liability company, business trust, limited partnership or corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus.
     (g) Rights; Shares. Upon issuance, (i) the Rights will be duly and validly issued and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights, (B) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (C) an implied covenant of good faith and fair dealing, (ii) no holder of Rights is or will be subject to personal liability for the debts or obligations of the Company solely by reason of being such a holder, (iii) the Rights and the Shares issuable upon exercise of the Rights will conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus, and (iv) the Shares issuable upon exercise of the Rights have been duly and validly authorized and reserved for issuance and, when issued and delivered against payment therefor in accordance with the terms of the Registration Statement and the Prospectus, will be duly and validly issued, fully paid and non-assessable, with no personal liability for the debts or obligations of the Company attaching to the ownership thereof, and free of any statutory and contractual preemptive rights and will be sufficient in number to satisfy the proper exercise rights of all Rightholders.
     (h) Stop Order; Legal Prohibitions. No stop order or restraining order has been issued and no lawsuit, claim, proceeding or action has been commenced or, to the Company’s knowledge, threatened with respect to the Rights Offering or any of the Transactions before any court, agency or other governmental or regulatory body of any jurisdiction that would reasonably be expected to materially adversely affect or materially impair the execution, delivery, performance, making and consummation, as the case may be, of the Transactions.
     (i) No Material Adverse Effect. Since March 31, 2008, there has not been any facts, circumstances, events, changes, effects or occurrences that have had or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect. Since the date of the latest consolidated balance sheet of the Company included in the Registration Statement, the Company has not incurred or undertaken any liabilities or obligations, direct or contingent, that are material to the business, prospects, properties, operations, financial condition or results of operations of the Company, except for liabilities or obligations that were incurred or undertaken in the ordinary course of business consistent with past practice or that are disclosed in the Registration Statement and the Prospectus. Since March 31, 2008, there has not been any change in the capital stock or long term debt of the Company or any of its subsidiaries otherwise than as set forth or contemplated in the Registration or the Prospectus.
     (j) Capitalization. Prior to the consummation of the Rights Offering, the Company will have an authorized capitalization as set forth under the captions “Capitalization” and “Description of Capital Stock” in the Registration Statement and the Prospectus (or, for the avoidance of doubt, if not set forth in the Registration Statement or the Prospectus, as incorporated by reference into the same). All of the issued and outstanding securities of the Company have been duly authorized and validly issued and all of the Company’s outstanding Shares are fully paid and non-assessable, the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders. None of such securities were issued, and no Shares or Rights to be issued in the Rights Offering will be issued, in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The offers and sales of outstanding securities of the Company were at all relevant times registered under the Securities Act and the applicable state securities or blue sky laws or exempt from such registration requirements.
     (k) Integration. The Company has not, prior to the date hereof, made any offer or sale of any its securities which are required to be “integrated” pursuant to the Securities Act with the offer and sale of the Shares and the Rights pursuant to the Registration Statement.
     (l) Free Writing Prospectus. The Company has not prepared or used, and shall not prepare or use, any “free writing prospectus” (as such term is defined in Rule 405 of the Securities Act, a “Free Writing Prospectus”) without prior written consent of the Dealer-Manager. Each Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the Rights Offering or until any earlier date that the Company notified or notifies the Dealer-Manager as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement or the Prospectus. If at any time following issuance of an Free Writing Prospectus there occurred or occurs an event or development as a result of which such Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or the Prospectus, or as a result of which such Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (x) the Company has promptly notified or will promptly notify the Dealer-Manager in writing and (y) the Company has promptly amended or will promptly amend or supplement such Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.
     (m) Registration Rights. Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.
     (n) Financial Statements. The consolidated financial statements of the Company, together with the related schedules and notes, contained in the Registration Statement, and the Prospectus present fairly in all material respects the consolidated financial position, results of operations, cash flow and stockholders’ equity of the Company in conformity with generally accepted accounting principles on the basis stated in the Registration Statement, and the Prospectus at the respective dates and for the respective periods to which they apply. Such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The other financial and statistical information and data with respect to the Company set forth in the Registration Statement and the Prospectus present fairly the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and have been prepared on a basis consistent with such financial statements and the books and records of the Company. There are no financial statements that are required to be included in the Registration Statement and the Prospectus that are not included as required, and all disclosures contained in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Item 10 of Regulation S-K under the Securities Act.
     (o) Taxes. Except as disclosed in the Prospectus, all federal, state and foreign tax returns required to be filed by the Company or any of its subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided, and except to the extent that the failure to timely file or timely pay would not have, individually or in the aggregate, a Material Adverse Effect. Except as would not have, individually or in the aggregate, a Material Adverse Effect, the Company has made appropriate provisions in the applicable financial statements referred to in the foregoing clause (n) of this Section 7 in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company has not been finally determined. In accordance with Section 4.03(d) of the Tax Matters Agreement by and among Temple-Inland Inc., Forestar Real Estate Group Inc., and the Company, dated December 11, 2007 (the “Tax Agreement”), the Company has received a Supplemental Tax Opinion (as defined in the Tax Agreement from Fulbright & Jaworski L.L.P,).
     (p) No Legal Proceedings. There are no legal, regulatory or governmental proceedings pending or, to the knowledge of the Company, threatened, to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets is subject, except any such proceeding which, if resolved adversely to the Company or any subsidiary, would not be reasonably likely to have a Material Adverse Effect. Except as set forth in the Registration Statement and the Prospectus, there are no legal, regulatory or governmental proceedings pending or, to the knowledge of the Company, threatened, to which the Company is a party or of which any of their respective properties or assets is subject that are required to be described in the Registration Statement and the Prospectus.
     (q) NYSE Listing. The Company has not received any notice from the NYSE regarding the delisting of the Shares from the NYSE. Any Shares to be issued in connection with the Rights Offering will, prior to their issuance, have been duly approved for listing, subject to official notice of issuance, on the NYSE.
     (r) Periodic Reports. The Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(a), 13(e), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since December 28, 2007 (except to the extent that Section 15(d) requires reports to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act, which shall be governed by the next clause of this sentence); and the Company has filed in a timely manner all reports required to be filed pursuant to Sections 13(d) and 13(g) of the Exchange Act since December 28, 2007, except where the failure to timely file could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

     (s) Licenses. The Company and its subsidiaries possess such licenses, consents, authorizations, approvals, orders, certificates, authorities or permits (collectively, the “Licenses”) issued by the appropriate regulatory agencies or bodies necessary to conduct their businesses as now operated, except where the failure to hold or obtain such Licenses, individually or in the aggregate, would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such License which, individually or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would have a Material Adverse Effect.
     (t) Environmental Laws. Except as set forth in the Registration Statement, and the Prospectus, to its knowledge the Company (1) is not in violation of any Environmental Law, (2) does not own or operate any real property contaminated with any substance that is subject to any Environmental Law, (3) is not liable for any off-site disposal or contamination pursuant to any Environmental Law, or subject to any claim relating to any Environmental Law, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect, and the Company is not aware of any pending investigation which might lead to such a violation, liability or claim.
     (u) Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of any of them has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (E) made any payment of funds to the Company or its subsidiaries or received or retained funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement and the Prospectus, that is not so disclosed.
     (v) Sanctions. Neither the Company nor any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (w) Anti-Money Laundering. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no material action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
     (x) Related Party Transactions; Securities Sales. No relationship, direct or indirect, exists between or among the Company or its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its subsidiaries, on the other, that is required by the Securities Act or Exchange Act or rules and regulations thereunder to be described in the Registration Statement and the Prospectus and that is not so described. No securities of the Company have been sold by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company, except as disclosed in the Registration Statement and the Prospectus.
     (y) Off-Balance Sheet Obligations. Except as described in the Registration Statement and the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.
     (z) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
     (aa) Auditors. Ernst & Young, LLP, the accountants who certified the financial statements included or to be included in the Registration Statement and the Prospectus, were, at the time such statements were certified and during the periods covered by such statements, and are, as of the date hereof, independent public accountants, as required by the Securities Act. Ernst & Young, LLP is duly registered and in good standing with the Public Company Accounting Oversight Board and has not, during the periods covered by the financial statements included in the Registration Statement and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.
     (bb) Internal Controls. Except as disclosed in the Registration Statement and the Prospectus, the Company is not aware of any material weakness in its internal control over financial reporting (whether or not remediated), or change in control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
     (cc) FINRA Representations. The Company’s responses to the Financial Industry Regulatory Authority, Inc. (“FINRA”) questionnaire, attached as Exhibit A to this Agreement, are true and correct in all material respects and the Company has not become aware of any information that would cause any information disclosed in such questionnaire to become inaccurate or incorrect in any material respect.

     (dd) Data. All statistical or market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.
     (ee) Investment Company Act. The Company is not and, at all times up to and including consummation of the Transactions, and after giving effect to application of the net proceeds of the Rights Offering, will not be subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.
     The representations and warranties set forth in this Section 7 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Indemnified Person (as defined below) or (ii) any termination, expiration or cancellation of this Agreement.
     8. Conditions to the Dealer-Manager’s Obligations. Notwithstanding anything which may be to the contrary in this Agreement, your obligation to act as Dealer-Manager shall at all times be subject, in your discretion, to the performance by the Company in all material respects of its obligations herein and to the following additional conditions:
     (a) All of the Company’s representations, warranties and agreements contained herein are now, and at all times during the period of the Rights Offering and through the time of the Backstop Closing, shall be, true and correct in all material respects, and you shall have received certificates to that effect, dated on each of the Commencement Date, the Expiration Date and the Closing Date (provided, however, that each such certificate shall only certify as to the truth and correctness of such representations, warranties and agreements as of the date of the certificate), signed by a duly authorized officer of the Company, it being understood that your agreeing to act, or continuing to act, as Dealer-Manager at a time when you know or should know that any such representation, warranty or agreement is or may be untrue or incorrect in a material respect shall be without prejudice to your right subsequently to cease so to act by reason of such untruth or incorrectness or to any of your other rights hereunder.
     (b) At all times during the duration of the Rights Offering and through the time of the Backstop Closing, the Company shall have performed in all material respects all of its agreements and obligations hereunder and under the Offering Materials theretofore required to have been performed and you shall have received certificates to that effect dated each of the Commencement Date, the Expiration Date and the Closing Date (it being understood that each certificate shall only certify as to the performance of any agreements and obligations required to be performed on or prior to the date of the certificate) signed by a duly authorized officer of the Company.
     (c) No stop order or restraining order shall have been issued and no lawsuit, claim, proceeding or action shall have been commenced or, to the Company’s knowledge, threatened with respect to the Rights Offering or any of the transactions in connection with or contemplated by any of the Transactions before any court, agency or other governmental or regulatory body of any jurisdiction that you, in good faith after consultation with counsel, believe renders it inadvisable for you to continue to act hereunder.

     (d) The Company will furnish to you, on each of the Commencement Date, the Expiration Date and the and the Closing Date, (i) an opinion of Fulbright & Jaworski L.L.P., counsel to the Company, addressed to you, in the form attached hereto as Schedule I and (ii) an opinion of the General Counsel of the Company, addressed to you, in the form attached hereto as Schedule II.
     (e) On the dates of the effectiveness of the Registration Statement, the Expiration Date and the Closing Date (the “Comfort Dates”), the Company shall have furnished to you a letter of Ernst & Young, LLP, addressed to you and dated as of the relevant Comfort Date, (1) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (2) stating that, as of the date of the letter (or with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Registration Statement and the Prospectus, as of a date not more than five days prior to the date of the letter), the conclusions and findings of such firm with respect to the financial information as are customarily covered in accounting “comfort” letters delivered in connection with a public offering and any other matters reasonably specified by you.
     9. Additional Covenants. In addition to the other agreements of the Company contained herein, the Company hereby agrees that:
     (a) it will advise you promptly of the following: (i) the occurrence of any event which may cause the Company to withdraw, terminate, rescind or cancel the Rights Offering; (ii) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which the Company believes would require the making of any material change in the Offering Materials then being used or would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material aspect; (iii) any proposal or requirement to amend or supplement the Registration Statement or the other documents to be filed with the Commission relating to the Rights Offering or to make any other material filing related to the Rights Offering pursuant to any applicable law, regulation or rule; (iv) the issuance by the Commission or any other governmental or regulatory agency or authority of any comment or order concerning the Rights Offering or Offering Materials; (v) any request for additional information or other action directed to the Company or any of its affiliates by any governmental or regulatory authority, including but not limited to the Commission, which would be likely to substantially delay the consummation of the Rights Offering; (vi) any material development in connection with the Rights Offering or the other Transactions; and (vii) any other information relating to the Rights Offering which you may from time to time reasonably request;
     (b) it will use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement under the Securities Act and to prevent the issuance of any stop order;

     (c) prior to making any filings with any governmental or regulatory authority which are in addition to what it has filed as of the date hereof, including, but not limited to, any amendments or supplements to such filings, the Company will furnish a copy to you and afford you and your counsel a reasonable opportunity to comment thereon prior to filing;
     (d) it will continue to comply in all material respects with all laws, rules and regulations relating to the Rights Offering and Offering Materials, to the extent applicable;
     (e) it will take such action as you may reasonably request to complete any required review by the FINRA of the terms of the sale of Shares contemplated by the Rights Offering and this Agreement;
     (f) it will make available to you all material financial and other information concerning its business and operations and the Rights Offering that you reasonably request and will provide you and your advisors with reasonable access to the Company’s officers, directors, employees, independent accountants and legal counsel;
     (g) it will issue the Rights and issue and sell Shares subscribed for by Rightholders when and to the extent that the Company is required to do so pursuant to the terms and conditions of the Rights Offering, and it will use the net proceeds from the Rights Offering in the manner as described under the caption “Use of Proceeds” in the Prospectus;
     (h) it will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Rights or the Shares;
     (i) the use of any reference to the Dealer-Manager in the Offering Materials or any other document or communication prepared, approved or authorized by the Company in connection with the Rights Offering is subject to the prior approval of the Dealer-Manager, provided that if such reference to the Dealer-Manager is required by applicable law, the Company agrees to notify the Dealer-Manager within a reasonable time prior to such use but the Company is nonetheless permitted to use such reference;
     (j) it will treat any advice, written or oral, provided by the Dealer-Manager pursuant to this Agreement as confidential and, except as required by law, such advice will be solely for the information and assistance of the Company in connection with the Rights Offering and may not be quoted, nor will any such advice or the name of such Dealer-Manager be referred to, in any report, document, release or other communication, whether written or oral, prepared, issued or transmitted by the Company or any affiliate, director, officer, employee, agent or representative of any thereof, without, in each instance, the Dealer-Manager’s prior consent, which consent shall not be unreasonably withheld;
     (k) you, with the prior written consent of the Company (which shall not be unreasonably delayed, withheld or denied), at your expense, may place an announcement in any newspapers and periodicals as you may choose, stating that you are acting as dealer-manager and financial advisor in connection with the Rights Offering; and

     (l) it will use commercially reasonable efforts to cause to be provided such other opinions, certificates and other documents as the Dealer-Manager may reasonably request.
     10. Indemnification and Contribution.
     (a) The Company agrees to indemnify and hold harmless KBW and its affiliates, the respective directors, officers, agents and employees of KBW and its affiliates, and each other controlling persons of KBW and its affiliates, within the meaning of either Section 15 or Section 20 of the Exchange Act, and each of their respective successors and assigns (collectively the “Indemnified Parties”), to the fullest extent permitted by law, from and against any losses, claims, damages or liabilities (or actions, including shareholder actions, in respect thereof) related to or arising out of KBW’s engagement and performance of services as Dealer-Manager pursuant to this Agreement or pursuant to the Engagement Letter, including any (i) arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or in any other solicitation material used by the Company or authorized by it for use in connection with the Rights Offering, or arising out of or based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (other than statements relating to you furnished by you in writing to the Company expressly for use therein), (b) any withdrawal or termination by the Company of, or failure by the Company to make or consummate, the Rights Offering or (c) any breach by the Company of any representation or warranty, or any failure by the Company to comply with any agreement or covenant, contained in this Agreement; or (ii) arising out of, relating to or in connection with or alleged to arise out of, relate to or be in connection with the Rights Offering, any of the other transactions contemplated by the Registration Statement. The Company will also reimburse the Indemnified Parties for all expenses (including counsel fees and expenses) as they are reasonably incurred by the Indemnified Parties in connection with investigating, preparing or defending any such action or claim whether or not in connection with pending or threatened litigation in which an Indemnified Party is a party. The Company will not, however, be responsible under the foregoing indemnity and reimbursement agreement for any claims, liabilities, losses, damages or expenses which are finally judicially determined to have resulted primarily from KBW’s gross negligence, bad faith or willful misconduct. If any such claim, action or proceeding shall be brought against an Indemnified Party, and KBW shall notify the Company, the Company shall be entitled to participate therein, and to the extent that it wishes, assume the defense thereof with counsel reasonably satisfactory to KBW. After notice from the Company to KBW of its election to assume the defense of such claim, action or proceeding, the Company shall not be liable to the Indemnified Party under the Indemnification provisions of this letter agreement for any legal or other expenses subsequently incurred by the Indemnified Parties in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnified Parties shall have the right to retain separate counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Parties, unless (i) the employment of such counsel has been authorized by the Company, (ii) the Company has failed to assume the defense and employ counsel as required above, or (iii) the named parties to any such action (including any impleaded parties) include both (a) the Indemnified Parties and (b) the Company, and the Indemnified Parties shall have reasonably determined that the defenses available to them are not available to the Company and/or may not be consistent with the best interests of the Company or the

Indemnified Parties (in which case the Company shall not have the right to assume the defense of such action on behalf of the Indemnified Parties); it being understood, however, that the Company shall not, in connection with any one such action or separate, substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Indemnified Parties, which firm shall be designated in writing by KBW.
     (b) If the indemnification provided for in the foregoing paragraph is judicially determined to be unavailable (other than in accordance with the terms hereof) to any Indemnified Party otherwise entitled to indemnity in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such person hereunder, whether or not KBW is the person entitled to indemnification or reimbursement, the Company shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages or liabilities (and expenses relating thereto) (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and KBW, on the other hand, of the Rights Offering or (ii) if the allocation provided for in clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each of the Company and KBW, as well as any other relevant equitable considerations; provided, however, in no event shall KBW’s aggregate contribution to the amount paid or payable exceed the aggregate amount of fees actually received by KBW under this Agreement. For the purposes of this Agreement, the relative benefits to the Company and to KBW of the engagement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid or received or contemplated to be received by the Company in the Rights Offering, whether or not the Rights Offering is consummated, bears to (b) the fees paid or to be paid to KBW under this Agreement.
     (c) The Company also agrees that neither KBW, nor any other Indemnified Party, shall have any liability to the Company for or in connection with KBW’s engagement as Dealer-Manager, except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company which are finally judicially determined to have resulted primarily from KBW’s bad faith, willful misconduct, or gross negligence. The foregoing agreement shall be in addition to any rights that KBW, the Company or any Indemnified Party may have at common law or otherwise, including, but not limited to, any right to contribution. For the sole purpose of enforcing and otherwise giving effect to the provisions of this Agreement, the Company hereby consents to personal jurisdiction and service and venue in any court in which any claim which is subject to this agreement is brought against KBW or any other indemnified party.
     (d) The Company agrees that it will not, without the prior written consent of KBW, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not KBW is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release, reasonably satisfactory in form and substance to KBW, releasing KBW from all liability arising out of such claim, action, suit or proceeding.
     11. Survival. The agreements contained in Sections 3, 5, 10, 11, 12, 13 and 15-22 and the representations and warranties of the Company set forth in Section 8 hereto shall survive and remain operative and in full force and effect regardless of (a) the failure to commence the Rights Offering, the consummation of the Rights Offering, any withdrawal, termination, rescission or cancellation of the Rights Offering for any reason whatsoever, the purchase of Shares pursuant to the Rights Offering or any withdrawal by you pursuant to Section 4, (b) any investigation made by or on behalf of any party hereto or any person controlling any party hereto within the meaning of Section 20(a) of the Exchange Act and (c) the completion of your services under this Agreement.
     12. Termination. This Agreement shall terminate upon the earliest to occur of (a) the consummation, termination or withdrawal of the Rights Offering, and (b) the withdrawal by you as the Dealer-Manager pursuant to Section 4; provided that, the agreements contained in Sections 3, 10, 11, 12, 13 and 15-22 and the representations and warranties of the Company set forth in Section 8 hereto shall survive the termination of this Agreement, and provided, further, that Section 5 of this Agreement shall also survive the termination of this Agreement if the Rights Offering is consummated. The Company and KBW agree that KBW will be entitled to KBW’s full fee as reflected in Section 5 in the event that at any time prior to the expiration of twelve months after the termination of KBW’s engagement as Dealer-Manager, the Company obtains financing in the form of common stock or preferred or equity securities from (i) any party identified orally or in writing by KBW, or as to which KBW advised the Company during the term of KBW’s engagement hereunder, or (ii) any party that has proposed, or with whom the Company had held discussions regarding, a Rights Offering or other financing in the form of Shares or preferred or equity securities during the term of KBW’s engagement hereunder.
     13. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) sent by facsimile with immediate telephonic confirmation or (c) sent by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto as follows:
If to you:
Keefe Bruyette & Woods
787 Seventh Avenue
New York, New York 10019
Attention: Craig R. McMahen
Facsimile: (212) 541-1798
with a copy to:
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Attention: Edward F. Petrosky
Facsimile: (212) 839-5599

If to the Company:
Guaranty Financial Group Inc.
1300 MoPac Expressway South
Austin, Texas 78746
Attention: Scott Almy
Facsimile: [•]
with a copy to:
Fulbright & Jaworski L.L.P.
2200 Ross Ave, Suite 2800
Dallas, Texas 75201
Attention: Glen Hettinger
Facsimile: (214) 855-8200
     14. Modifications. This Agreement may not be amended or modified except in a writing signed by each of the parties hereto.
     15. Consent to Jurisdiction; Forum Selection; Service of Process; Waiver of Jury Trial.
     (a) Each of the parties hereto hereby submits to the jurisdiction of the courts of the State of New York and the courts of the United States of America located in the State of New York over any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby.
     (b) Any suit, action or proceeding with respect to this Agreement or the transactions contemplated hereby may be brought only in the courts of the State of New York or the courts of the United States of America located in the State of New York. Each of the parties hereto waives any objection that it may have to the venue of such suit, action or proceeding in any such court or that such suit, action or proceeding in such court was brought in an inconvenient court and agrees not to plead or claim the same.
     (c) Each party hereto hereby agrees that, to the fullest extent permitted by law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 13 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.
     (d) Any right to trial by jury with respect to any lawsuit, claim, action or other proceeding arising out of or relating to this Agreement or the services to be rendered by you hereunder is expressly and irrevocably waived.
     (e) To the extent that either party has or hereafter acquires any immunity from the jurisdiction of any court or from any legal process by reason of sovereignty (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such party hereby irrevocably waives, to the fullest extent permitted by law, such immunity in respect of its obligations under this Agreement.

     16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that state, without regard to such state’s rules concerning conflicts of laws. Any right to trial by jury with respect to any claim or action arising out of this agreement or conduct in connection with the engagement is hereby waived by the parties hereto.
     17. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of such counterparts, when so executed and delivered, shall be deemed to be an original, and all of such counterparts, taken together, shall constitute one and the same Agreement.
     18. Severability. If any term or provision of this Agreement is deemed or rendered invalid or unenforceable in any jurisdiction, then such term or provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
     19. Successors; Third-Party Beneficiaries. This Agreement is made solely for the benefit of KBW and the Company and their executors, administrators, successors and assigns, and no other persons shall acquire or have any right under or by virtue of this Agreement; provided, however, that Indemnified Persons are made express third-party beneficiaries of the provisions set forth in Section 10.
     20. No Fiduciary Duty. The Company acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement, the Company and KBW have an arms-length business relationship that creates no fiduciary duty on the part of KBW and each expressly disclaims any fiduciary relationship.
     21. Entire Agreement. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; provided, however, that the provisions relating to the Company’s indemnification obligations and limitations on KBW’s liability as set forth in the Engagement Letter, survive and are in no way superseded, amended or modified by the execution of this Agreement insofar as they relate to any losses, claims, damages, liabilities, expenses, or actions which are not governed by the terms of such provisions in this Agreement; provided, further, that the confidentiality of information provided to KBW by the Company will continue to be governed by the terms and conditions of the Non-Disclosure Agreement between the Company and KBW dated as of January 18, 2008. For the avoidance of doubt, the parties acknowledge and agree that, in addition to this Agreement and the Engagement Letter, the Company and KBW have entered into additional engagement letters dated February 25, 2008, February 27, 2008 and April 1, 2008 which do not pertain to the Rights Offering and are therefore not affected, modified, amended or superseded by this Agreement.

     22. Headings. The headings to sections contained in this Agreement are included for ease of reference only, and the parties hereto agree that they are not to be given substantive meaning or otherwise affect each party’s rights and duties hereunder.
[The rest of this page has been left blank intentionally, the signature page follows.]

     Please indicate your willingness to act as Dealer-Manager and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this letter so signed, whereupon this letter and your acceptance shall constitute a binding agreement between us.

Very truly yours, GUARANTY FINANCIAL GROUP INC.
By:
Name:
Title:

Accepted and agreed as of the date
first above written:
KEEFE, BRUYETTE & WOODS, INC.

By:

Name:
Title:

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